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                                                                    EXHIBIT 10.6

                                    SCHEDULE

                   Information on two substantially identical
                          Franchise License Agreements
                             dated February 26, 2003

       (Documents are substantially identical, except as set forth below, to the document included as Exhibit 10.2)

      Property                        Licensee
      ---------                       --------

      Homewood Suites(R)              AHF Services Limited Partnership
      Baton Rouge, Louisiana

      Homewood Suites(R)              Apple Hospitality Five Management, Inc.
      Albuquerque, New Mexico